EXHIBIT 10(f)

                    KENAN TRANSPORT COMPANY

                    AMENDMENT NO. 1 TO THE
                  1998 LONG-TERM INCENTIVE PLAN


     AMENDMENT NO. 1, effective as of January 1, 1999, to the Kenan Transport Company 1998 Long-Term Incentive Plan (the "Plan").

                                RECITAL
                                -------

     The following amendment is adopted to make a technical correction to Section 14.7 of the Plan by substituting the correct defined term "Stock Options" for an undefined term, "the Option" therein.

                               AGREEMENT
                               ---------

     NOW, THEREFORE, the proviso at the end of the first paragraph of
Section 14.7 of the Plan be and is hereby amended by substituting the phrase "all Stock Options" for the Phrase "the Option" therein.

     IN WITNESS WHEREOF, this Amendment No. 1, having been approved by the Board of Directors of Kenan Transport Company at a meeting duly held on January 25, 1999, is executed on behalf of the Company on the 25th day of January 1999, to be made effective as of January 1, 1999.



                              KENAN TRANSPORT COMPANY


                              By:  /s/ Lee P. Shaffer, President


Attest:


By:  /s/ William L. Boone, Secretary


[Corporate Seal]